Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

Note 24 – Subsequent events

On January 15, 2025, the Company entered into certain securities purchase agreement with certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933, as amended pursuant to which the Company agreed to sell up to an aggregate of 120,000,000 restricted ordinary Share of the Company, par value $0.001 per share, at a price of $0.4 per Share for an aggregate purchase price of approximately $48 million. The net proceeds to the Company from such offering are used by the Company for transforming the Company’s logistics operations through the implementation of an AI-driven system and for working capital and general corporate purposes. Due to the Company having an insufficient number of authorized Ordinary Shares to issue all of the 120,000,000 Ordinary Shares, the offering partially closed on February 7, 2025, with the Company issuing an aggregate 70,000,000 Ordinary Shares to the purchasers. On February 10, 2025, the purchasers and the Company entered into a certain waiver and release agreement, pursuant to which the purchasers agreed to waive any claim or demands against the Company in relation to the Company having insufficient authorized shares, and agreed to receive the remaining 50,000,000 Ordinary Shares upon the consummation of the Company’s next extraordinary meeting of shareholders, which would include a proposal for the increase of the total number of authorized Ordinary Shares of the Company.

On February 14, 2025, the Company received a delisting notice from Nasdaq due to non-compliance with the minimum bid price requirement. The Company’s Ordinary Shares have traded below $1 for 30 consecutive business days, violating Nasdaq Listing Rule 5550(a)(2). The Company was provided until February 20, 2025 to request an appeal of the Delisting Determination to the Nasdaq Listing Qualifications Panel (the “Panel”). On February 20, 2025, the Company requested a hearing before the Panel. On March 27, 2025, the hearing was held before the Panel, where the Company presented its plan of compliance. On March 31, 2025, the Company received a letter from the Nasdaq, granting the Company’s request for an extension to cure its listing deficiency. As of the date of this annual report, the Company has not cured this deficiency.

Audit Alliance LLP (“Audit Alliance”) was the auditor of the Company for the fiscal years ended December 31, 2023 and 2022. On February 27, 2025, we dismissed Audit Alliance and appointed Li CPA LLC (PCAOB ID: 7093) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2024.